                                                                  Exhibit (6)(b)

                              Amended and Restated
                                   Schedule A
                                     to the
               Investment Advisory Agreement between The One Group
                  and Banc One Investment Advisors Corporation
                             dated November 19, 1998


Name of Fund                                    Compensation
------------                                    ------------

The Treasury Money Market                       Annual rate of eight one-hundredths of one
Fund                                            percent (.08%) of The Treasury Money
                                                Market Fund's average daily net assets.

The Treasury Only Money                         Annual rate of eight one-hundredths of one
Market                                          Fund percent (.08%) of The Treasury Only
                                                Money Market Fund's average daily net assets.

The Government Money Market                     Annual rate of eight one-hundredths of one
Fund                                            percent (.08%) of The Government Money
                                                Market Fund's average daily net assets.

The Tax Exempt Money Market                     Annual rate of eight one-hundredths of one
Fund                                            percent (.08%) of The Tax Exempt Money Market
                                                Fund's average daily net assets.

The Institutional Prime Money                   Annual rate of ten one-hundredths of one
Market Fund                                     percent (.10%) of The Institutional Prime
                                                Money Market Fund's average daily net
                                                assets.

The U.S. Treasury Securities                    Annual rate of thirty-five one-hundredths
Money Market Fund                               of one percent (.35%) of The U.S. Treasury
                                                Securities Money Market Fund's average daily
                                                net assets.

The Prime Money Market                          Annual rate of thirty-five one-hundredths
Fund                                            of one percent (.35%) of The Prime Money
                                                Market Fund's average daily net assets.

The Municipal Money Market                      Annual rate of thirty-five one-hundredths
Fund                                            of one percent (.35%) of The Municipal
                                                Money Market Fund's average daily net assets.

The Ohio Municipal Money                        Annual rate of thirty one-hundredths of
Market Fund                                     one percent (.30%) of The Ohio Municipal
                                                Money Market Fund's average daily net assets.

The Michigan Municipal Money                    Annual rate of thirty five one-hundredths of
Market Fund                                     one percent (.35%) of The Michigan Municipal
                                                Money Market Fund's average daily net assets.


The Cash Management Money                       Annual rate of twenty one-hundredths of
Market Fund                                     one percent (.20%) of The Cash Management
                                                Money Market Fund's average daily net assets.

The Treasury Cash Management                    Annual rate of twenty one-hundredths of
Money Market Fund                               one percent (.20%) of The Treasury Cash Management
                                                Money Market Fund's average daily net assets.

The Treasury Prime Cash                         Annual rate of twenty one-hundredths of
Management Money Market Fund                    one percent (.20%) of The Treasury Prime Cash
                                                Management Money Market Fund's average daily
                                                net assets.

The U.S. Government Cash                        Annual rate of twenty one-hundredths of
Management Money Market Fund                    one percent (.20%) of The U.S. Government Cash
                                                Management Money Market Fund's average daily
                                                net assets.

The Municipal Cash Management                   Annual rate of twenty one-hundredths of
Money Market Fund                               one percent (.20%) of The Municipal Cash
                                                Money Market Fund's average daily net assets.

The Balanced Fund                               Annual rate of sixty-five one-hundredths of one
                                                percent (.65%) of The Asset Allocation Fund's
                                                average daily net assets.

The Income Equity Fund                          Annual rate of seventy-four one-hundredths
                                                of one percent (.74%) of The Income Equity
                                                Fund's average daily net assets.

The Mid Cap Value                               Annual rate of seventy-four one-hundredths
Fund                                            of one percent (.74%) of The Disciplined
                                                Value Fund's average daily net assets.

The Mid Cap Growth                              Annual rate of seventy-four one-hundredths
Fund                                            of one percent (.74%) of The Growth Opportunities
                                                Fund's average daily net assets.

The International Equity                        Annual rate of fifty-five one-hundredths
Index Fund                                      of one percent (.55%) of The International
                                                Equity Index Fund's average daily net assets.

The Equity Index Fund                           Annual rate of thirty one-hundredths of one
                                                percent (.30%) of The Equity Index Fund's average
                                                daily net assets.

The Large Cap Value                             Annual rate of seventy-four one-hundredths
Fund                                            of one percent (.74%) of The Large Company
                                                Value Fund's average daily net assets.

The Diversified Equity                          Annual rate of seventy-four one-hundredths
Fund                                            of one percent (.74%) of The Value Growth
                                                Fund's average daily net assets.

The Small Cap Growth                            Annual rate of seventy-four one-hundredths
Fund                                            of one percent (.74%) of The Small Capitalization
                                                Fund's average daily net assets.

The Large Cap Growth                            Annual rate of  seventy-four one-hundredths
Fund                                            of one percent (.74%) of The Large Company
                                                Growth Fund's average daily net assets.

The Diversified Mid Cap                         Annual rate of seventy-four one-hundredths
Fund                                            of one percent (.74%) of The Diversified
                                                Mid Cap Fund's average daily net assets.

The Small Cap Value                             Annual rate of seventy-four one-hundredths
Fund                                            of one percent (.74%) of The Small Cap
                                                Value Fund's average daily net assets.

The Diversified International                   Annual rate of eighty one-hundredths
Fund                                            of one percent (.80%) of The Diversified
                                                International Fund's average daily net assets.

The Market Expansion Index                      Annual rate of thirty five one-hundredths
Fund                                            of one percent (.35%) of The Market Expansion
                                                Index Fund's average daily net assets.

The Income Bond Fund                            Annual rate of sixty one-hundredths of one
                                                percent (.60%) of The Income Bond Fund's
                                                average daily net assets.

The Short-Term Bond                             Annual rate of sixty one-hundredths of one
Fund                                            percent (.60%) of The Limited Volatility
                                                Bond Fund's average daily net assets.

The Government Bond Fund                        Annual rate of forty-five one-hundredths of
                                                one percent (.45%) of The Government Bond Fund's
                                                average daily net assets.

The Ultra Short-Term Bond                       Annual rate of fifty-five one-hundredths
Fund                                            of one percent (.55%) of The Ultra Short-Term
                                                Income Fund's average daily net assets.

The Treasury & Agency                           Annual rate of forty one-hundredths of one
Fund                                            percent (.40%) of the Treasury & Agency
                                                Fund's average daily net assets.

The High Yield Bond Fund                        Annual rate of seventy-five one-hundredths
                                                of one percent (.75%) of the High Yield Bond
                                                Fund's average daily net assets.

The Intermediate Bond                           Annual rate of sixty one-hundredths
Fund                                            of one percent (.60%) of The Intermediate
                                                Bond Fund's average daily net assets.

The Bond Fund                                   Annual rate of sixty one-hundredths of one
                                                percent (.60%) of the Bond Fund's average daily
                                                net assets.

The Intermediate Tax-Free                       Annual rate of sixty one-hundredths of one
Bond Fund                                       percent (.60%) of The Intermediate Tax-
                                                Free Bond Fund's average daily net assets.

The Ohio Municipal Bond                         Annual rate of sixty one-hundredths of one
Fund                                            percent (.60%) of The Ohio Municipal Bond
                                                Fund's average daily net assets.

The Municipal Income Fund                       Annual rate of forty-five one-hundredths
                                                of one percent (.45%) of The Municipal Income
                                                Bond Fund's average daily net assets.

The Texas Municipal Bond                        Annual rate of forty-five one-hundredths
Fund                                            of one percent (.45%) of The Texas Tax-
                                                Free Bond Fund's average daily net assets.

The West Virginia Municipal                     Annual rate of forty-five one-hundredths
Bond Fund                                       of one percent (.45%) of The West Virginia
                                                Tax-Free Bond Fund's average daily net assets.

The Kentucky Municipal Bond                     Annual rate of forty-five one-hundredths
Fund                                            of one percent (.45%) of The Kentucky Municipal
                                                Bond Fund's average daily net assets.

The Louisiana Municipal Bond                    Annual rate of sixty one-hundredths
Fund                                            of one percent (.60%) of The Louisiana Municipal
                                                Bond Fund's average daily net assets.

The Arizona Municipal Bond                      Annual rate of forty-five one-hundredths
Fund                                            of one percent (.45%) of The Arizona Municipal
                                                Bond Fund's average daily net assets.

The Tax Free Bond                               Annual rate of forty-five one-hundredths
Fund                                            of one percent (.45%) of The Tax-Free
                                                Bond Fund's average daily net assets.

The Michigan Municipal Bond                     Annual rate of forty-five one-hundredths
Fund                                            of one percent (.45%) of The Michigan
                                                Municipal Bond Fund's average daily net assets.

The Short Term Municipal Bond                   Annual rate of sixty one-hundredths
Fund                                            of one percent (.60%) of The Short-Term Municipal
                                                Bond Fund's average daily net assets.

Investor Aggressive Growth                      Annual rate of five one-hundredths of one percent
Fund                                            (.05%) of The Investor Aggressive Growth
                                                Fund's average daily net assets.

Investor Conservative Growth                    Annual rate of five one-hundredths of one percent
Fund                                            (.05%) of The Investor Conservative Growth Fund's
                                                average daily net assets.

Investor Growth & Income                        Annual rate of five one-hundredths of one percent
Fund                                            (.05%) of The Investor Growth & Income Fund's
                                                average daily net assets.

Investor Growth Fund                            Annual rate of five one-hundredths of one percent
                                                (.05%) of The Investor Growth Fund's average daily
                                                net assets.

Investor Balanced                               Annual rate of five one-hundredths of one percent
Fund                                            (.05%) of the Investor Balanced Fund's average
                                                daily net assets.

Investor Fixed Income                           Annual rate of five one-hundredths of one percent
Fund                                            (.05%) of The Investor Fixed Income Fund's average
                                                daily net assets.



                                   THE ONE GROUP
                                   (formerly The Helmsman Fund)


                                   By:     Mark S. Redman
                                      --------------------------------------
                                   Dated:  November 23, 1998
                                          ----------------------------------


                                   BANC ONE INVESTMENT ADVISORS
                                   CORPORATION


                                   By:     Mark Beeson
                                      --------------------------------------
                                   Dated:  November 23, 1998
                                          ----------------------------------